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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 33-72602, 33-72600, 33-72598 and 33-90722) of
Aviall, Inc. and its subsidiaries of our report dated January 30, 1997 appearing on page F-2 of this Form 10-K.



/s/ PRICE WATERHOUSE LLP
-----------------------------------
Price Waterhouse LLP

Dallas, Texas
March 26, 1997